ANNUAL REPORT






SEPTEMBER 30, 2002






DAVIS INTERNATIONAL
TOTAL RETURN FUND








[DAVIS LOGO]

                                TABLE OF CONTENTS



Shareholder Letter.............................................................2

Fund Performance and Supplementary Information.................................7

Schedule of Investments.......................................................14

Statement of Assets and Liabilities...........................................17

Statement of Operations.......................................................19

Statement of Changes in Net Assets............................................20

Notes to Financial Statements.................................................21

Financial Highlights..........................................................28

Independent Auditors' Report..................................................32

Directors and Officers........................................................33

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

Dear Shareholder:

Although the Davis International Total Return Fund's absolute performance for the latest 12-month period(1) was disappointing due to the lackluster global economic recovery and unsettled market conditions, the Fund outperformed its benchmark, the Morgan Stanley Capital International EAFE (Europe, Australia, Far
East) Index.(2) For the one-year period ending September 30, 2002, the Fund's Class A shares delivered a total return on net asset value of (11.36%) versus a decline of (15.26%) for the EAFE Index.

Among the reasons for the Fund's relative outperformance were its conservative asset allocation. A larger than normal cash position benefited the portfolio, as negative absolute returns were posted by all sectors and the vast majority of equities over the past year. The Fund's focus on defensive growth sectors such as consumer staples, health care and financial services proved beneficial as these sectors showed relatively better performance due to their stable growth characteristics. Holdings in these sectors that performed well for the Fund include Reckitt Benckiser(3) (household goods, United Kingdom), Diageo (beverages, United Kingdom), and Novartis (pharmaceuticals, Switzerland).

INVESTMENT OVERVIEW
Earlier in the year, we expected that a global economic recovery would take hold in the latter half of 2002, driven by a U.S. recovery that would provide for increased levels of business investment, stronger global business and consumer sentiment, and export-led recoveries in Europe and Japan. Despite the substantial amount of monetary and fiscal stimulus that has occurred, the pace of the economic recovery has been impacted by a lack of business capital spending, a weakening employment market and growing concerns over the ability of consumers to remain resilient. Recent weak economic data from international markets further demonstrates these market's dependence upon a U.S.-led recovery.

Equity markets have reacted quite negatively to the changed global outlook. Sell-offs in Europe and the United States have been both volatile and widespread, with the three-year global bear market in equities generating declines that have far exceeded the expectations of most market participants. Increased tensions in the Middle East and U.S. corporate governance issues have further unsettled global equity markets. At the same time, economic weakness and market uncertainty have sparked a large rally in the fixed-income markets, with bonds advancing significantly as equities have fallen.

Despite this negative environment, consumer spending remains strong, bolstered by a wave of home refinancings, tax cuts, zero percent interest rates on autos and low inflation, and consumers continue to be the primary factor supporting the economy.

Central banks are also changing course from earlier in the year in response to the slower recovery and fears of a "double-dip" recession in the United States. The Federal Reserve has already shifted its bias toward an easing of monetary policy. Similarly, within the Eurozone, the European central bank appears ready to reduce rates as well because economic growth within the region has stalled.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

Large cap and growth styles have begun to shift back to favor as investors concentrate on those companies with superior revenue growth and higher forward earnings expectations. In addition, corporations are now focused on using cash flows to reduce debt and strengthen their balance sheets. High debt levels have contributed to historically high yield spreads between corporate bonds and U.S. Treasury securities. Over the near term, this corporate focus on reducing debt has further restrained business investment and thus economic growth, both of which have negatively impacted earnings and intensified investors' worries about equities as an asset class. However, as corporate debt levels are reduced, yield spreads should contract, creating a more favorable environment for business spending, which should result in an improved outlook for economic growth and a subsequent improvement in earnings. Any improvement in earnings expectations should help to shift investor sentiment back in favor of equities.

The markets are rapidly discounting the outlook for slower economic growth. The most important change within the economy relates to the continued delays in the recovery of business spending, which have led to downward revisions in earnings for the second half of 2002 and for 2003. At the same time, we believe that corporate governance concerns are likely to subside, but perhaps not disappear entirely, while resolution of the Middle East crisis and global terrorism issues remains difficult to forecast in the near term. For all these reasons, we believe that market volatility will remain high and that short-term market rallies will prove unsustainable, and we expect to maintain our conservative strategy due to expectations for slower economic growth over the foreseeable future.

REGIONAL STRATEGIES
The Fund's largest holdings continue to be in Europe, where our preference is for U.K. companies rather than companies in continental Europe. This strategy continues to benefit the portfolio from both an overall and stock specific standpoint. Within Europe, growth prospects have deteriorated much faster than in the United States, as consumer demand and business sentiment remains weak. Compared with the United States, the outlook for earnings improvement in continental Europe remains poor given the inability of companies there to cut labor costs during the economic slowdown. On the other hand, the U.K. market has benefited from the resilience of the domestic economy in the United Kingdom, aided by a robust housing market and strong employment. As a result, overall returns from the U.K. market have outperformed those from Continental Europe.

Core holdings in Europe include BMW and Schering AG in Germany, Saipem in Italy and British banks, specifically the Royal Bank of Scotland and Lloyds TSB Group. Across Europe, we continue to avoid the telecommunications and technology sectors, which remain plagued by excess capacity, lack of demand and weak operating conditions.

Turning to Japan, we continue to believe that economic recovery remains elusive. Momentum is on the downside with both consumer and business spending under pressure. With little potential for positive surprise on either the monetary or fiscal policy front, the outlook for the Japanese economy remains poor. As a result, our strategy in Japan remains highly selective and focused primarily on companies with strong global or domestic capabilities and solid management. While corporate profit growth is picking up, it is off a very low base and returns on capital in this market remain the lowest in the world.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

Asian markets have performed relatively better than the rest of the world, due to slowly rebuilding domestic economies, increased consumption and slightly better exports. China is showing continued strength in exports and domestic demand remains strong. Hong Kong has experienced rising domestic consumption as well and should benefit from the strength in China. Our key holdings in these markets are Hong Kong property stocks and selected Chinese growth companies. We have decreased our exposure to Taiwanese semiconductor stocks as the economic slowdown and industry capacity concerns have created a less favorable environment than expected for these businesses.

The Fund's exposure to emerging markets remains small, but is closely monitored. Our holdings in Mexico have been affected not only by the U.S. slowdown, but also by increasing financial uncertainties in Argentina and Brazil. While Mexico has more closely aligned itself with the United States than its neighbors to the south, it has yet to fully escape the reduction in financial flows caused by the increased risk in the region. On a more positive note, our holdings in Yukos, a Russian oil producer, continue to benefit the portfolio.

LONG-TERM OUTLOOK
Looking ahead, the positive factors for global equity markets include a sense that investors may have capitulated and historically low bond yields, which make bonds a less attractive alternative investment. Additionally, as corporate debt levels are reduced and corporate yield spreads subsequently contract, corporations' access to capital markets and their ability to increase business spending should improve. Importantly, increases in business spending would provide another support for the economy, in addition to the consumer, and lead to an improved outlook for earnings. A better outlook for earnings, low inflation and favorable monetary policies should provide the framework for a more stable equity environment.

However, there continue to be risks for both the economy and markets, which may result in further volatility. The risks to the economy are further delays in business spending, higher unemployment and a "double-dip" recession in the United States. The risks to the markets are the possibility of an extended U.S.-led conflict with Iraq and additional discoveries of corporate governance problems, which would increase investors' risk aversion even further.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

The onset of more modest economic growth is rapidly being discounted by the market as evidenced by the magnitude of the decline in equities. Given the uncertain market outlook, we are likely to maintain our more conservative asset allocation with a cautious stance toward continental Europe and Japan. We continue to expect the United States to lead a global economic upturn and, as signs of that recovery emerge, we intend to shift funds toward international companies that are best positioned to benefit from the U.S.-led recovery. In our view, international diversification remains a viable investment strategy over the long run as it allows investors the opportunities to capture both U.S.-led growth in this cycle, as well as domestic opportunities in both Japan and Europe over the longer term.(4)

Sincerely,



/s/ Sheila Hartnett-Devlin
-------------------------------------
Sheila Hartnett-Devlin
Portfolio Manager

November 1, 2002

-------------------------------------

This Annual Report is authorized for distribution only when accompanied or preceded by a current prospectus of Davis International Total Return Fund, which contains more information about risks, charges and expenses. Please read the prospectus carefully before investing or sending money.

(1) Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. Below are the average annual total returns for Davis International Total Return Fund's Class A shares for the periods ended September 30, 2002. Returns for other classes of shares will vary from the following figures:

*(Without a 4.75% sales charge taken into consideration)

------------------------------------------- --------------- --------------- ---------------- ----------------------
                FUND NAME                       1 YEAR          5 YEAR          10 YEAR            INCEPTION
                ---------                       ------          ------          -------            ---------
------------------------------------------- --------------- --------------- ---------------- ----------------------
Davis International Total Return A             (11.36)%        (11.64)%           NA          (4.42)% - 02/01/95
------------------------------------------- --------------- --------------- ---------------- ----------------------

** (With a 4.75% sales charge taken into consideration)

------------------------------------------- --------------- --------------- ---------------- ----------------------
                FUND NAME                       1 YEAR          5 YEAR          10 YEAR            INCEPTION
                ---------                       ------          ------          -------            ---------
------------------------------------------- --------------- --------------- ---------------- ----------------------
Davis International Total Return A             (15.59)%        (12.50)%           NA          (5.03)% - 02/01/95
------------------------------------------- --------------- --------------- ---------------- ----------------------

Fund performance changes over time and current performance may be higher or lower than stated. For more current information please call Davis Funds Shareholder Services at 1-800-279-0279.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

(2) The Morgan Stanley Capital International EAFE Index is a recognized international index that includes approximately 1,000 companies representing the stock markets of 18 countries in Europe, Australia, New Zealand and the Far East. The average company has a market capitalization of more than $3 billion. This is a total return index calculated in U.S. dollars, with gross dividends reinvested. It would be difficult to invest directly in the index.

(3) See the Fund's Schedule of Investments for a detailed list of portfolio holdings. Portfolio holdings will change over time.

(4) Sheila Hartnett-Devlin makes candid statements and observations regarding economic and market conditions; however, there is no guarantee that these statements, opinions or forecasts will prove to be correct. All investments involve some degree of risk, and there can be no assurance that the Fund's investment strategies will be successful. Prices of shares will vary so that, when redeemed, an investor's shares could be worth more or less than their original cost.

Shares of the Davis Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including possible loss of the principal amount invested.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
DAVIS INTERNATIONAL TOTAL RETURN FUND -- CLASS A SHARES
COMPARISON OF DAVIS INTERNATIONAL TOTAL RETURN FUND AND EUROPE AUSTRALIA
  FAR EAST INDEX

================================================================================

Average Annual Total Return For the Periods ended September 30, 2002.

----------------------------------------------------------
 CLASS A SHARES
 (This calculation includes an initial sales charge of 4 3/4%).

 One Year ..............................        (15.59%)
 Five Year .............................        (12.50%)
 Life of Class (February 1, 1995
      through September 30, 2002)......          (5.03%)
----------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Class A shares of Davis International Total Return Fund on February 1, 1995 (inception of Fund) and paid a 4 3/4% sales charge. As the chart shows, by September 30, 2002 the value of your investment would have been $6,736 - a 32.64% decrease on your initial investment. For comparison, the Europe Australia Far East Index is also presented on the chart below.


[GRAPHIC OMITTED]

                                DITRF Class A                 EAFE Index

 2/1/95                                 9,525                     10,000
9/30/95                                11,286                     11,138
9/30/96                                12,174                     12,134
9/30/97                                12,505                     13,649
9/30/98                                10,175                     12,546
9/30/99                                11,747                     16,476
9/30/00                                12,318                     17,041
9/30/01                                 7,599                     12,223
9/30/02                                 6,736                     10,358

Europe Australia Far East Index is an unmanaged index and has no specific investment objective. The index used does not take into account any sales charges and has no expenses.

The performance data for Davis International Total Return Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
DAVIS INTERNATIONAL TOTAL RETURN FUND -- CLASS B SHARES
COMPARISON OF DAVIS INTERNATIONAL TOTAL RETURN FUND AND EUROPE AUSTRALIA
  FAR EAST INDEX

================================================================================

Average Annual Total Return For the Periods ended September 30, 2002.

--------------------------------------------------------------------------------
 CLASS B SHARES
 (This calculation includes any applicable contingent deferred sales charge.)

 One Year........................................................     (16.06%)
 Five Year ......................................................     (12.94%)
 Life of Class (February 1, 1995 through September 30, 2002) ....      (5.37%)
--------------------------------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Class B shares of Davis International Total Return Fund on February 1, 1995 (inception of
Fund). As the chart shows, by September 30, 2002 the value of your investment would have been $6,555 - a 34.45% decrease on your initial investment. For comparison, the Europe Australia Far East Index is also presented on the chart below.

[GRAPHIC OMITTED]

                                DITRF Class B                 EAFE Index

 2/1/95                                10,000                     10,000
9/30/95                                11,790                     11,138
9/30/96                                12,627                     12,134
9/30/97                                12,851                     13,649
9/30/98                                10,350                     12,546
9/30/99                                11,825                     16,476
9/30/00                                12,286                     17,041
9/30/01                                 7,496                     12,223
9/30/02                                 6,555                     10,358

Europe Australia Far East Index is an unmanaged index and has no specific investment objective. The index used does not take into account any sales charges and has no expenses.

The performance data for Davis International Total Return Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
DAVIS INTERNATIONAL TOTAL RETURN FUND -- CLASS C SHARES
COMPARISON OF DAVIS INTERNATIONAL TOTAL RETURN FUND AND EUROPE AUSTRALIA
  FAR EAST INDEX

================================================================================

Average Annual Total Return For the Periods ended September 30, 2002.

--------------------------------------------------------------------------------
 CLASS C SHARES
 (This calculation includes any applicable contingent deferred sales charge.)

 One Year...........................................................   (13.32%)
 Five Year..........................................................   (12.55%)
 Life of Class (August 19, 1997 through September 30, 2002) ........   (12.47%)
--------------------------------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Class C shares of Davis International Total Return Fund on August 19, 1997 (inception of class). As the chart shows, by September 30, 2002 the value of your investment would have been $5,058 - a 49.42% decrease on your initial investment. For comparison, the Europe Australia Far East Index is also presented on the chart below.

[GRAPHIC OMITTED]

                                DITRF Class C                 EAFE Index

8/19/97                                10,000                     10,000
9/30/97                                 9,887                     10,562
9/30/98                                 7,974                      9,709
9/30/99                                 9,157                     12,749
9/30/00                                 9,539                     13,187
9/30/01                                 5,777                      9,459
9/30/02                                 5,058                      8,015

Europe Australia Far East Index is an unmanaged index and has no specific investment objective. The index used does not take into account any sales charges and has no expenses.

The performance data for Davis International Total Return Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
DAVIS INTERNATIONAL TOTAL RETURN FUND -- CLASS Y SHARES
COMPARISON OF DAVIS INTERNATIONAL TOTAL RETURN FUND AND EUROPE AUSTRALIA
  FAR EAST INDEX

================================================================================

Average Annual Total Return For the Periods ended September 30, 2002.

--------------------------------------------------------------------------------
 CLASS Y SHARES
 (There is no sales charge applicable to this calculation.)

 One Year....................................................    (11.34%)
 Life of Class (May 5, 2000 through September 30, 2002) .....    (20.73%)
--------------------------------------------------------------------------------

$10,000 INVESTED AT INCEPTION. Let's say you invested $10,000 in Class Y shares of Davis International Total Return Fund on May 5, 2000 (inception of class). As the chart shows, by September 30, 2002 the value of your investment would have been $5,718 - a 42.82% decrease on your initial investment. For comparison, the Europe Australia Far East Index is also presented on the chart below.

[GRAPHIC OMITTED]

                                DITRF Class Y                 EAFE Index

 5/5/00                                10,000                     10,000
9/30/00                                10,313                      9,329
9/30/01                                 6,449                      6,692
9/30/02                                 5,718                      5,671

Europe Australia Far East Index is an unmanaged index and has no specific investment objective. The index used does not take into account any sales charges and has no expenses.

The performance data for Davis International Total Return Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2002

================================================================================




[GRAPHIC OMITTED]

PORTFOLIO MAKEUP (% OF FUND NET ASSETS)
---------------------------------------

     Short Term                    Common Stocks
 Investments, Other                    83.2%
Assets & Liabilities
       16.8%




SECTOR WEIGHTINGS (% OF PORTFOLIO)
----------------------------------

    Publishing                        Other                Pharmaceuticals
       4.3%                            7.6%                     15.2%

      Retail                       Electronics            Telecommunication
      10.4%                            4.4%                      3.8%

 Food/Beverage &                     Banking              Consumer Services
    Restaurant                        11.3%                      6.2%
       7.4%
                                  Transportation                Energy
Financial Services                     5.4%                     10.7%
       9.2%

Consumer Products
       4.1%


TOP 10 HOLDINGS                                            SECTOR                        % OF FUND NET ASSETS
-------------------------------------------------------------------------------------------------------------
Schering AG                                                Pharmaceutical                       4.21%
Bayerische Motoren Werke AG                                Consumer Services                    3.79%
Reckitt Benckiser PLC                                      Consumer Products                    3.37%
Tesco PLC                                                  Retail                               3.32%
Diageo PLC                                                 Food/Beverage & Restaurant           3.27%
Novartis AG                                                Pharmaceutical                       3.21%
Nomura Holdings, Inc.                                      Financial Services                   3.21%
Danske Bank A/S                                            Banking                              2.93%
Exel PLC                                                   Transportation                       2.81%
UBS AG                                                     Banking                              2.80%

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
PORTFOLIO ACTIVITY -- OCTOBER 1, 2001 THROUGH SEPTEMBER 30, 2002

================================================================================

NEW POSITIONS ADDED (10/1/01-9/30/02)
(HIGHLIGHTED POSITIONS ARE THOSE GREATER THAN 1.50% OF 9/30/02 TOTAL NET
ASSETS.)

                                                                                                       % OF 9/30/02
                                                                                     DATE OF 1ST           FUND
SECURITY                                                SECTOR                        PURCHASE          NET ASSETS
--------------------------------------------------------------------------------------------------------------------
Alcatel SA                                              Telecommunications             11/01/01             -
Aluminum Corp. of China Ltd.                            Metal                          04/29/02            0.60%
America Movil S.A. de C.V., ADR Series L                Telecommunications             02/08/02            0.74%
Arnoldo Mondadori Editore SpA                           Publishing                     12/04/01            1.73%
ASML Holding NV                                         Electronics                    03/05/02             -
BP PLC                                                  Energy                         10/11/01            2.55%
Celestica Inc.                                          Electronics                    11/02/01             -
Celltech Group PLC                                      Pharmaceutical                 11/21/01             -
Cemex S.A. de C.V., ADR                                 Building Materials             04/10/02            0.46%
China Mobile (Hong Kong) Ltd.                           Telecommunications             02/07/02            1.01%
Diageo PLC                                              Food/Beverage & Restaurant     10/31/01            3.27%
Dixons Group PLC                                        Retail                         04/26/02            1.59%
ENI SpA                                                 Energy                         10/31/01             -
Grupo Financiero Banorte S.A. de C.V.                   Financial Services             04/10/02            0.55%
Grupo Modelo, S.A. de C.V., Series C                    Food/Beverage & Restaurant     04/10/02            0.59%
Mazda Motor Corp.                                       Consumer Services              05/15/02            1.34%
Olympus Optical Co., Ltd.                               Leisure Equipment &
                                                              Products                 04/10/02            1.67%
Samsung Electronics Co., Ltd., GDR                      Electronics                    08/13/02            0.55%
Serono SA, Class B                                      Pharmaceutical                 11/01/01            1.24%
Seven-Eleven Japan Co., Ltd.                            Retail                         04/30/02            2.20%
South African Breweries PLC                             Food/Beverage & Restaurant     01/09/02             -
STMicroelectronics NV                                   Electronics                    12/04/01            1.14%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR        Electronics                    05/06/02            0.26%
UBS AG                                                  Banking                        12/13/01            2.80%
Vodafone Group PLC                                      Telecommunications             10/31/01             -
Wharf (Holdings) Ltd.                                   Diversified                    05/07/02            0.46%
William Morrison Supermarkets PLC                       Retail                         11/01/01            1.58%
Yukos, ADR                                              Energy                         03/05/02            0.85%

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
PORTFOLIO ACTIVITY -- OCTOBER 1, 2001 THROUGH SEPTEMBER 30, 2002

----------------------------------------------------------------------------------------------------------------------
POSITIONS CLOSED (10/1/01-9/30/02) - CONTINUED (GAINS OR LOSSES GREATER THAN
$125,000 ARE HIGHLIGHTED.)
                                                                                    DATE OF FINAL
SECURITY                                                SECTOR                           SALE             GAIN/(LOSS)
----------------------------------------------------------------------------------------------------------------------
Alcatel SA                                              Telecommunications             03/05/02              (3,385)
Amvescap PLC                                            Financial Services             04/23/02            (243,282)
ASML Holding NV                                         Electronics                    08/13/02             (80,824)
Celestica Inc.                                          Electronics                    05/08/02             (95,881)
Celltech Group PLC                                      Pharmaceutical                 08/06/02            (135,618)
Cheung Kong Holdings Ltd.                               Financial Services             05/09/02            (136,053)
CLP Holdings Ltd.                                       Energy                         11/28/01             (51,596)
Cnooc Ltd.                                              Energy                         03/25/02              29,773
Denway Motors Ltd.                                      Consumer Services              03/12/02             (27,794)
ENI SpA                                                 Energy                         05/14/02              69,035
Fanuc Ltd.                                              Electronics                    04/10/02               5,710
Fuji Photo Film Co., Ltd.                               Leisure Equipment &
                                                          Products                     10/30/01             (13,513)
Industria de Diseno Textil, SA                          Retail                         03/25/02              20,705
ISS A/S                                                 Commercial Services            07/03/02             (29,317)
Kao Corp.                                               Consumer Products              04/30/02             (88,848)
L'Oreal SA                                              Consumer Products              04/04/02              20,666
Li & Fung Ltd.                                          Wholesale                      01/04/02             (49,355)
Mediolanum SpA                                          Insurance                      06/20/02            (110,459)
MLP AG                                                  Financial Services             05/21/02            (552,839)
NEC Corp.                                               Electronics                    02/27/02             (94,807)
Pioneer Corp.                                           Electronics                    07/05/02            (251,978)
Rohm Co. Ltd.                                           Electronics                    11/15/01            (101,531)
South African Breweries PLC                             Food/Beverage & Restaurant     06/18/02              18,104
Telewest Communications PLC                             Television                     02/14/02            (139,416)
The Tokio Marine & Fire Insurance Co., Ltd.             Insurance                      12/10/01             (54,343)
TotalFinaElf SA                                         Energy                         10/08/01             (69,294)
United Microelectronics Corp., ADR                      Electronics                    09/25/02             (98,169)
Vestas Wind Systems A/S                                 Energy                         01/15/02            (219,863)
Vodafone Group PLC                                      Telecommunications             05/08/02             (71,427)
Woolworths Ltd.                                         Retail                         12/07/01              95,888

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
Schedule of Investments
At September 30, 2002

================================================================================================================
                                                                                                       VALUE
     SHARES                          SECURITY                                                         (NOTE 1)
----------------------------------------------------------------------------------------------------------------
COMMON STOCKS - (83.21%)
                  CHINA - (0.60%)
       750,000    Aluminum Corp. of China Ltd. .............................................  $        74,043
                                                                                              ---------------
                  DENMARK - (5.60%)
        23,800    Danske Bank A/S...........................................................          360,879
        12,000    Novo Nordisk A/S, Class B.................................................          327,202
                                                                                              ---------------
                                                                                                      688,081
                                                                                              ---------------
                  FINLAND - (1.40%)
        13,000    Nokia Oyj.................................................................          172,743
                                                                                              ---------------
                  FRANCE - (1.33%)
         2,900    Sanofi-Synthelabo SA......................................................          163,451
                                                                                              ---------------
                  GERMANY - (7.99%)
        14,500    Bayerische Motoren Werke AG...............................................          465,715
        10,800    Schering AG...............................................................          517,488
                                                                                              ---------------
                                                                                                      983,203
                                                                                              ---------------
                  HONG KONG - (4.32%)
        54,000    China Mobile (Hong Kong) Ltd.* ...........................................          124,623
        20,000    Hongkong Electric Holdings Ltd. ..........................................           85,133
        45,000    Sun Hung Kai Properties Ltd. .............................................          264,246
        30,000    Wharf (Holdings) Ltd. ....................................................           57,119
                                                                                              ---------------
                                                                                                      531,121
                                                                                              ---------------
                  IRELAND - (1.56%)
        16,000    Allied Irish Banks PLC....................................................          191,267
                                                                                              ---------------
                  ITALY - (4.37%)
        44,100    Arnoldo Mondadori Editore SpA.............................................          213,050
        60,000    Saipem SpA................................................................          324,245
                                                                                              ---------------
                                                                                                      537,295
                                                                                              ---------------
                  JAPAN - (14.99%)
         5,000    Canon Inc. ...............................................................          163,470
        70,000    Mazda Motor Corp. ........................................................          164,456
        30,000    Nomura Holdings, Inc. ....................................................          394,299
        14,000    Olympus Optical Co., Ltd. ................................................          205,052
         8,000    Seven-Eleven Japan Co., Ltd. .............................................          270,752
         6,900    Shin-Etsu Chemical Co., Ltd. .............................................          228,422
         2,300    SMC Corp. ................................................................          207,073
        14,000    Yamato Transport Co., Ltd. ...............................................          210,457
                                                                                              ---------------
                                                                                                    1,843,981
                                                                                              ---------------

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
Schedule of Investments - Continued
At September 30, 2002

=================================================================================================================
                                                                                                        VALUE
     SHARES                                          SECURITY                                          (NOTE 1)
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS - CONTINUED
                  MEXICO - (2.33%)
         7,500    America Movil S.A. de C.V., ADR Series L...................................  $        90,600
         2,700    Cemex S.A. de C.V., ADR....................................................           56,295
        30,000    Grupo Financiero Banorte S.A. de C.V.*.....................................           67,495
        29,000    Grupo Modelo, S.A. de C.V., Series C.......................................           72,653
                                                                                               ---------------
                                                                                                       287,043
                                                                                               ---------------
                  NETHERLANDS - (5.09%)
        16,000    ING Groep NV...............................................................          221,459
         6,600    Royal Dutch Petroleum Co., NY Shares.......................................          265,122
        10,400    STMicroelectronics NV......................................................          139,838
                                                                                               ---------------
                                                                                                       626,419
                                                                                               ---------------
                  RUSSIA - (0.85%)
           780    Yukos, ADR.................................................................          104,325
                                                                                               ---------------
                  SOUTH KOREA - (0.55%)
           570    Samsung Electronics Co., Ltd., GDR.........................................           67,545
                                                                                               ---------------
                  SWITZERLAND - (7.26%)
        10,000    Novartis AG................................................................          394,648
           320    Serono SA, Class B.........................................................          152,845
         8,300    UBS AG*....................................................................          344,709
                                                                                               ---------------
                                                                                                       892,202
                                                                                               ---------------
                  TAIWAN - (0.26%)
         4,950    Taiwan Semiconductor Manufacturing Co. Ltd., ADR*..........................           31,432
                                                                                               ---------------
                  UNITED KINGDOM - (24.71%)
        47,000    BP PLC.....................................................................          313,628
        68,000    Compass Group PLC..........................................................          282,932
        32,500    Diageo PLC.................................................................          402,613
        72,000    Dixons Group PLC...........................................................          195,006
        35,000    Exel PLC...................................................................          345,658
         9,500    Lloyds TSB Group PLC.......................................................           70,030
        22,000    Reckitt Benckiser PLC......................................................          414,506
        26,000    Reed Elsevier PLC..........................................................          223,096
        10,000    Royal Bank of Scotland Group PLC...........................................          188,412
       126,500    Tesco PLC..................................................................          408,656
        58,000    William Morrison Supermarkets PLC..........................................          194,881
                                                                                               ---------------
                                                                                                     3,039,418
                                                                                               ---------------

                        Total Common Stocks - (identified cost $13,334,224).................        10,233,569
                                                                                               ---------------

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
Schedule of Investments - Continued
At September 30, 2002

=================================================================================================================
                                                                                                        VALUE
    PRINCIPAL                                        SECURITY                                          (NOTE 1)
-----------------------------------------------------------------------------------------------------------------
SHORT TERM - (19.89%)
$    2,446,000    Nomura Securities International, Inc. Repurchase Agreement, 1.95%,
                     10/01/02, dated 09/30/02, repurchase value of $2,446,132
                     (collateralized by: U.S. Government obligations in a pooled cash account,
                     total market value $2,494,920)  - (identified cost $2,446,000)..........  $     2,446,000
                                                                                               ---------------




                            Total Investments - (identified cost $15,780,224) -
                               (103.10%) (a).................................................       12,679,569
                           Liabilities Less Other Assets - (3.10%)...........................         (381,660)
                                                                                               ---------------
                           Net Assets - (100%)...............................................  $    12,297,909
                                                                                               ===============

* Non income-producing security.

(a) Aggregate cost for Federal Income Tax purposes is $15,706,867. At September
30, 2002, unrealized appreciation (depreciation) of securities for Federal
Income Tax purposes was as follows:

                  Unrealized appreciation....................................................  $       263,521
                  Unrealized depreciation....................................................       (3,290,819)
                                                                                               ---------------
                    Net unrealized depreciation.............................................   $    (3,027,298)
                                                                                               ===============

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
STATEMENT OF ASSETS AND LIABILITIES - At September 30, 2002

===================================================================================================================

ASSETS:
     Investments in securities, at value (identified cost - $15,780,224)
     (including repurchase agreements of $2,446,000) (See accompanying Schedule of
     Investments).........................................................................   $     12,679,569
     Cash.................................................................................             10,526
     Receivables:
         Dividends and interest...........................................................             75,903
         Capital stock sold...............................................................              1,883
         From adviser.....................................................................              5,071
     Prepaid expenses.....................................................................              2,600
     Other assets.........................................................................              2,486
                                                                                             ----------------
              Total assets................................................................         12,778,038
                                                                                             ----------------

LIABILITIES:
     Payables:
         Capital stock redeemed...........................................................            455,746
     Accrued expenses.....................................................................             24,383
                                                                                             ----------------
              Total liabilities...........................................................            480,129
                                                                                             ----------------

NET ASSETS ...............................................................................   $     12,297,909
                                                                                             ================


NET ASSETS CONSIST OF:
     Par value of shares of capital stock.................................................   $           2,067
     Additional paid-in capital...........................................................          20,914,361
     Undistributed net investment income..................................................             101,519
     Net unrealized depreciation on investments and translation of assets and liabilities
         in foreign currencies............................................................          (3,098,169)
Accumulated net realized losses from investments and foreign currency transactions........          (5,621,869)
                                                                                             -----------------
              Net assets..................................................................   $      12,297,909
                                                                                             =================

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
STATEMENT OF ASSETS AND LIABILITIES - Continued
At September 30, 2002

===================================================================================================================
     CLASS A SHARES
         Net assets.......................................................................   $      10,566,169
         Shares outstanding...............................................................           1,756,949
         Net asset value and redemption price per share...................................             $  6.01
                                                                                                       =======
         Maximum offering price per share (100/95.25 of $6.01)*...........................             $  6.31
                                                                                                       =======

     CLASS B SHARES
         Net assets.......................................................................   $       1,547,473
         Shares outstanding...............................................................             277,786
         Net asset value and redemption price per share...................................             $  5.57
                                                                                                       =======

     CLASS C SHARES
         Net assets.......................................................................   $         183,755
         Shares outstanding...............................................................              32,232
         Net asset value and redemption price per share...................................             $  5.70
                                                                                                       =======

     CLASS Y SHARES
         Net assets.......................................................................   $             512
         Shares outstanding...............................................................                  84
         Net asset value and redemption price per share...................................             $  6.10
                                                                                                       =======




* On purchases of $100,000 or more, the offering price is reduced.










SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
STATEMENT OF OPERATIONS - For the year ended September 30, 2002

===================================================================================================================

INVESTMENT INCOME:
     Income:
         Dividends (Net of foreign withholding taxes of $30,263)..........................   $         222,571
         Interest.........................................................................              24,850
                                                                                             -----------------
              Total income................................................................             247,421
                                                                                             -----------------

     Expenses:
         Management fees (Note 3)......................................  $       154,277
         Custodian fees................................................           60,455
         Transfer agent fees
           Class A.....................................................           13,041
           Class B.....................................................            5,383
           Class C.....................................................              544
           Class Y.....................................................                1
         Audit fees....................................................           15,600
         Legal fees....................................................            4,462
         Accounting fees (Note 3)......................................            8,004
         Reports to shareholders.......................................           38,962
         Directors' fees and expenses..................................           27,630
         Registration and filing fees .................................           59,196
         Miscellaneous.................................................           11,342
         Payments under distribution plan (Note 4)
           Class A.....................................................            6,189
           Class B.....................................................           19,938
           Class C.....................................................            2,085
                                                                         ---------------
              Total expenses..............................................................             427,109
         Reimbursement of expenses by adviser (Note 3)....................................            (188,582)
         Expenses paid indirectly (Note 6)................................................                 (59)
                                                                                             -----------------
              Net expenses................................................................             238,468
                                                                                             -----------------
                  Net investment income...................................................               8,953
                                                                                             -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
     Net realized gain (loss) from:
         Investment transactions..........................................................          (2,469,596)
         Foreign currency transactions....................................................               6,716
     Net decrease in unrealized depreciation on investments and
         translation of assets and liabilities in foreign currencies......................           1,215,527
                                                                                             -----------------
              Net realized and unrealized loss on investments and foreign currency........          (1,247,353)
                                                                                             -----------------

                  Net decrease in net assets resulting from operations....................   $      (1,238,400)
                                                                                             =================

SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
STATEMENT OF CHANGES IN NET ASSETS

===================================================================================================================

                                                                                 YEAR ENDED            YEAR ENDED
                                                                                SEPTEMBER 30,         SEPTEMBER 30,
                                                                                    2002                 2001
                                                                                    ----                 ----
OPERATIONS:
     Net investment income..........................................          $       8,953         $      45,258
     Net realized loss from investments and foreign currency
         transactions...............................................             (2,462,880)           (3,067,326)
     Net change  in unrealized appreciation (depreciation)
         on investments and translation of assets and
         liabilities in foreign currencies..........................              1,215,527            (6,304,837)
                                                                              -------------         -------------
         Net decrease in net assets resulting from
              operations............................................             (1,238,400)           (9,326,905)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Realized gains from investment transactions:
         Class A ...................................................                 -                   (386,238)
         Class B ...................................................                 -                    (68,904)
         Class C ...................................................                 -                     (4,336)
         Class Y ...................................................                 -                        (16)

CAPITAL SHARE TRANSACTIONS:
     Net increase (decrease) in net assets resulting from
         capital share transactions (Note 5)
         Class A ...................................................               (788,283)           (3,520,922)
         Class B ...................................................               (326,307)             (370,102)
         Class C ...................................................                  3,591              (236,375)
         Class Y ...................................................                 -                      3,419
                                                                              -------------         -------------

         Total decrease in net assets...............................             (2,349,399)          (13,910,379)

NET ASSETS:
     Beginning of year..............................................             14,647,308            28,557,687
                                                                              -------------         -------------
     End of year (including undistributed net investment
         income of $101,519 and $19,257, respectively).............           $  12,297,909         $  14,647,308
                                                                              =============         =============






SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS
At September 30, 2002

================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       Davis International Series, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Company currently offers one fund, Davis International Total Return Fund (the "Fund") whose primary objective is to achieve total return through capital growth or income or both. The Fund invests principally in the common stock of foreign companies and in common stock issued by U.S. companies doing substantial business in foreign markets. The Fund offers shares in four classes, Class A, Class B, Class C and Class Y. The Class A shares are sold with a front-end sales charge, the Class B and Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each Class' distribution arrangement), liquidation and distributions. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION - Portfolio securities are normally valued using current market valuations: either the last reported sales price, or in the case of securities for which there is no reported last sale, the closing bid price. Debt securities maturing in 60 days or less are usually valued at amortized cost and longer term debt securities may be valued by an independent pricing service or broker. Securities for which market quotations are not readily available and other assets are appraised at fair value as determined in good faith in accordance with methods that are authorized by the Board of Directors. Because of the difference in times of closing of markets in which the Fund's securities are traded, events affecting portfolio values that occur between the time their prices are determined and the time the Fund's shares are priced will generally not be reflected in the Fund's share price.

MASTER REPURCHASE AGREEMENTS - The Fund, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

CURRENCY TRANSLATION - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. dollar based upon the mean between the bid and offered quotations of the currencies against U.S. dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

FOREIGN CURRENCY - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS - Continued
At September 30, 2002

================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

       Reported net realized foreign exchange gains or losses arise from sales and maturities of investments, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Fund includes foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the statement of operations.

FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. As of September 30, 2002, the Fund had approximately $3,242,000 of capital loss carryovers available to offset future capital gains, if any, which expire between 2009 and 2010. Additionally, the Fund had approximately $2,453,000 of post October, 2001 losses available to offset future capital gains, if any, which will expire in 2011.

SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses) and net unrealized appreciation (depreciation) of investments may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and the tax deferral of losses on "wash sale" transactions. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Fund. The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 2002, amounts have been reclassified to reflect an increase in undistributed net investment income of $73,309 and a corresponding increase to accumulated net realized loss.

The tax character of distributions paid during the years ended September 30, 2002 and 2001, was as follows:

                                           2002                    2001
                                   ------------------      -----------------
Ordinary income                       $     -                 $      -
Long - term capital gains                   -                     440,096
Short - term capital gains                  -                        -
Return of capital                           -                      19,398
                                      -----------             -----------
Total                                       -                     459,494
                                      ===========             ===========

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS - Continued
At September 30, 2002

================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

As of September 30, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed net investment income..........................  $        101,519
Accumulated net realized losses from investments and
       foreign currency transactions.........................        (5,621,869)
Net unrealized depreciation on investments...................        (3,027,298)
                                                               -----------------
       Total.................................................  $     (8,547,648)
                                                               ================

USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

       Purchases and sales of investment securities (excluding short-term securities) during the year ended September 30, 2002, were $8,121,545 and $9,498,039, respectively.

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

       Advisory fees are paid monthly to Davis Advisors (the "Adviser"), at the annual rate of 1.00% of the first $250 million of average net assets, 0.90% on the next $250 million of average annual net assets, and 0.80% of average annual net assets in excess of $500 million. Management fees paid during the year ended September 30, 2002 approximated 1.00% of average net assets.

       The Adviser is paid for registering Fund shares for sale in various states. The fee for the year ended September 30, 2002, amounted to $12,000. State Street Bank & Trust Company ("State Street Bank") is the Fund's primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee for these services paid to the Adviser for the year ended September 30, 2002, amounted to $2,932. State Street Bank is the Fund's primary accounting provider. Fees for such services are included in the custodian fee as State Street Bank also serves as the Fund's custodian. The Adviser is also paid for certain accounting services. The fee amounted to $8,004 for the year ended September 30, 2002. The Adviser has voluntarily agreed to waive certain expenses incurred in the current fiscal year which amounted to $188,582. This undertaking may be amended or withdrawn at any time. Certain directors and the officers of the Fund are also directors and officers of the general partner of the Adviser.

       Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. The Fund pays no fees directly to DSA-NY.

       Fiduciary Trust Company International (the "Sub-Adviser") also acts as the Sub-Adviser of the Fund. The Sub-Adviser manages the day-to-day investment operations for the Fund. The Fund pays no fees directly to the Sub-Adviser. The Sub-Adviser receives from the Adviser 50% of the total annual investment advisory fees paid by the Fund to the Adviser.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS - Continued
At September 30, 2002

================================================================================

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES

CLASS A SHARES

       Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value (without a contingent deferred sales charge).

       During the year ended September 30, 2002, Davis Distributors, LLC, the Fund's Underwriter (the "Underwriter" or "Distributor") received $16,195 from commissions earned on sales of Class A shares of the Fund, of which $2,891 was retained by the Underwriter and the remaining $13,304 was re-allowed to investment dealers. The Underwriter paid the costs of prospectuses in excess of those required to be filed as part of the Fund's registration statement, sales literature and other expenses assumed or incurred by it in connection with such sales.

       The Underwriter is reimbursed for amounts paid to dealers as a service fee with respect to Class A shares sold by dealers which remain outstanding during the period. The service fee is reimbursed at the annual rate up to 1/4 of 1% of the average net assets maintained by the responsible dealers. The Underwriter is not reimbursed for accounts for which the Underwriter pays no service fees to other firms. The service fee for Class A shares of the Fund for the year ended September 30, 2002, was $6,189.

CLASS B SHARES

       Class B shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge if redeemed within six years of purchase.

       The Fund pays a distribution fee to reimburse the Distributor for commission advances on the sale of the Fund's Class B shares. Payments under the Class B Distribution Plan are limited to an annual rate of equal to the lesser of 1.25% of the average daily net asset value of the Class B shares or the maximum amount provided by applicable rule or regulation of the National Association of Securities Dealers, Inc., ("NASD"), which currently is 1.00%. Therefore, the effective rate of the Class B Distribution Plan is currently 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount the Fund may pay for distribution-related services to 6.25% of gross Fund sales since inception of the Rule 12b-1 plan plus interest at 1% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime plus 1%) of distribution charges that exceed the 1% annual limit in some future period or periods when the plan limits have not been reached.

       During the year ended September 30, 2002, Class B shares of the Fund made distribution plan payments which included distribution fees of $15,056 and service fees of $4,882.

       Commission advances by the Distributor during the year ended September 30, 2002, on the sale of Class B shares of the Fund amounted to $2,097, all of which was re-allowed to qualified selling dealers.

       The Distributor intends to seek payment from Class B shares of the Fund in the amount of $596,237, representing the cumulative commission advances by the Distributor on the sale of the Fund's Class B shares, plus interest, reduced by cumulative distribution fees paid by the Fund and cumulative contingent deferred sales charges paid by redeeming shareholders. The Fund has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payment are solely within the discretion of the Directors who are not interested persons of the Fund or the Distributor.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS - Continued
At September 30, 2002

================================================================================

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES - CONTINUED

       A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Fund within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the year ended September 30, 2002, the Distributor received contingent deferred sales charges of $4,900 from redemptions of Class B shares of the Fund.

CLASS C SHARES

       Class C shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge of 1% if redeemed within one year of purchase. Payments under the Class C Distribution Plan are limited to an annual rate of equal to the lesser of 1.25% of the average daily net asset value of the Class C shares or the maximum amount provided by applicable rule or regulation of the National Association of Securities Dealers, Inc., ("NASD"), which currently is 1.00%. Therefore, the effective rate of the Class C Distribution Plan is currently 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. Class C shares are subject to the same 6.25% and 1% limitations applicable to the Class B Distribution Plan.

       During the year ended September 30, 2002, Class C shares of the Fund made distribution plan payments which included distribution fees of $1,564 and service fees of $521. During the year ended September 30, 2002, the Distributor received $21,322 in contingent deferred sales charges from Class C shares of the Fund.

NOTE 5 - CAPITAL STOCK


       At September 30, 2002 the Fund had 500 million shares of capital stock ($0.001 par value per share) authorized. Transactions in capital stock were as follows:

CLASS A                                                     YEAR ENDED
                                                        SEPTEMBER 30, 2002
                                                -------------------------------
                                                       SHARES          AMOUNT
                                                ---------------  --------------
Shares subscribed..............................       4,431,264  $   30,804,791
Shares redeemed................................      (4,497,101)    (31,593,074)
                                                ---------------  --------------
     Net decrease..............................         (65,837) $     (788,283)
                                                ===============  ==============
                                                           YEAR ENDED
                                                       SEPTEMBER 30, 2001
                                                -------------------------------
                                                    SHARES            AMOUNT
                                                ---------------  --------------
Shares subscribed..............................      10,931,937  $  102,172,760
Shares issued in reinvestment of distributions.          39,620         377,577
                                                ---------------  --------------
                                                     10,971,557     102,550,337
Shares redeemed................................     (11,294,940)   (106,071,259)
                                                ---------------  --------------
     Net decrease..............................        (323,383) $   (3,520,922)
                                                ===============  ==============

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS - Continued
At September 30, 2002

================================================================================

NOTE 5 - CAPITAL STOCK - CONTINUED

CLASS B                                                    YEAR ENDED
                                                        SEPTEMBER 30, 2002
                                                -------------------------------
                                                       SHARES          AMOUNT
                                                ---------------  --------------
Shares subscribed..............................          71,924  $      484,592
Shares redeemed................................        (123,604)       (810,899)
                                                ---------------  --------------
     Net decrease..............................         (51,680) $     (326,307)
                                                ===============  ==============
                                                           YEAR ENDED
                                                        SEPTEMBER 30, 2001
                                                -------------------------------
                                                       SHARES          AMOUNT
                                                ---------------  --------------
Shares subscribed..............................          73,951  $      671,545
Share issued in reinvestment of distributions..           7,162          64,669
                                                ---------------  --------------
                                                         81,113         736,214
Shares redeemed................................        (129,441)     (1,106,316)
                                                ---------------  --------------
     Net decrease..............................         (48,328) $     (370,102)
                                                ===============  ==============


CLASS C                                                    YEAR ENDED
                                                        SEPTEMBER 30, 2002
                                                -------------------------------
                                                       SHARES          AMOUNT
                                                ---------------  --------------
Shares subscribed..............................         133,608  $      903,391
Shares redeemed................................        (131,685)       (899,800)
                                                ---------------  --------------
     Net increase..............................           1,923  $        3,591
                                                ===============  ==============

                                                           YEAR ENDED
                                                        SEPTEMBER 30, 2001
                                                -------------------------------
                                                       SHARES          AMOUNT
                                                ---------------  --------------
Shares subscribed..............................       1,241,291  $   10,920,249
Shares issued in reinvestment of distributions.             466           4,335
                                                ---------------  --------------
                                                      1,241,757      10,924,584
Shares redeemed................................      (1,253,719)    (11,160,959)
                                                ---------------  --------------
     Net decrease..............................         (11,962) $     (236,375)
                                                ===============  ==============

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS - Continued
At September 30, 2002

================================================================================

NOTE 5 - CAPITAL STOCK - CONTINUED

CLASS Y                                                      YEAR ENDED
                                                        SEPTEMBER 30, 2002
                                                -------------------------------
                                                       SHARES          AMOUNT
                                                ---------------  --------------
Shares subscribed ...........................            -       $       -
Shares redeemed..............................            -               -
                                                ---------------  --------------
     Net increase............................            -       $       -
                                                ===============  ==============

                                                           YEAR ENDED
                                                        SEPTEMBER 30, 2001
                                                -------------------------------
                                                       SHARES          AMOUNT
                                                ---------------  --------------
Shares subscribed............................             1,625  $       16,008
Shares redeemed..............................            (1,624)        (12,589)
                                                ---------------  --------------
     Net increase............................                 1  $        3,419
                                                ===============  ==============

NOTE 6 - EXPENSES PAID INDIRECTLY

       Under an agreement with the custodian bank, custody fees are reduced for earnings on cash balances maintained at the custodian by the Fund. Such reductions amounted to $59 during the year ended September 30, 2002.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
FINANCIAL HIGHLIGHTS

================================================================================

The following represents financial highlights for a share of capital stock outstanding throughout each period.

CLASS A

                                                               YEAR ENDED SEPTEMBER 30,
                                            ----------------------------------------------------------------
                                              2002          2001          2000           1999         1998
                                            --------      --------      --------       --------      -------
Net Asset Value,
    Beginning of Period...............      $  6.78       $ 11.21       $ 10.69        $  9.26       $ 11.38
                                            -------       -------       -------        -------       -------
Income (Loss) From
   Investment Operations
    Net Investment Income (Loss)......         0.02          0.04         (0.12)          -             -
    Net Realized and Unrealized
      Gains (Losses)..................        (0.79)        (4.28)         0.64           1.43         (2.12)
                                            -------       -------       -------        -------       -------
      Total From Investment
        Operations....................        (0.77)        (4.24)         0.52           1.43         (2.12)
                                            -------       -------       -------        -------       -------
Dividends and Distributions
    Distributions from Realized
        Gains.........................         -            (0.19)         -              -             -
                                            -------       -------       -------        -------       -------
        Total Dividends and
          Distributions...............         -            (0.19)         -              -             -
                                            -------       -------       -------        -------       -------
Net Asset Value, End  of Period.......      $  6.01       $  6.78       $ 11.21        $ 10.69       $  9.26
                                            =======       =======       =======        =======       =======

Total Return(1).......................     (11.36)%      (38.31)%          4.86%         15.44%       (18.63)%
Ratios/Supplemental Data
    Net Assets, End of
      Period (000 omitted)............   $   10,566    $   12,352    $   24,067     $   27,202    $   26,921
    Ratio of Expenses
      to  Average Net  Assets.........         1.39%(2)      1.47%(2)      1.47%(2)       1.47%(2)      1.45%(2)
    Ratio of Net Investment Income
        (Loss) to Average Net  Assets.         0.21%         0.37%        (0.42)%         0.24%         0.13%
     Portfolio Turnover Rate(3).......           59%          100%          109%           154%           63%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) Had the Adviser not absorbed certain expenses, the ratio of expenses to average net assets for the years ended September 30, 2002, 2001, 2000, 1999 and 1998 would have been 2.61%, 2.45%, 1.83%, 1.95% and 1.86%, respectively.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.



SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
FINANCIAL HIGHLIGHTS

================================================================================

The following represents financial highlights for a share of capital stock outstanding throughout each period.

CLASS B

                                                              YEAR ENDED SEPTEMBER 30,
                                         --------------------------------------------------------------------
                                           2002           2001           2000            1999          1998
                                         --------       --------       --------        -------       --------
Net Asset Value,
    Beginning of Period.............     $   6.37       $  10.66       $  10.26        $  8.98       $  11.15
                                         --------       --------       --------        -------       --------
Income (Loss) From
   Investment Operations
    Net Investment Loss.............        (0.06)(5)      (0.07)(5)      (0.24)           -             -
    Net Realized  and Unrealized
      Gains (Losses)................        (0.74)         (4.03)          0.64           1.28          (2.17)
                                         --------       --------       --------        -------       --------
      Total From Investment
        Operations..................        (0.80)         (4.10)          0.40           1.28          (2.17)
                                         --------       --------       --------        -------       --------
Dividends and Distributions
    Distributions from Realized
      Gains.........................         -             (0.19)          -               -             -
                                         --------       --------       --------        -------       --------
      Total Dividends and
        Distributions...............         -             (0.19)          -               -             -
                                         --------       --------       --------        -------       --------
Net Asset Value, End  of Period.....     $   5.57       $   6.37       $  10.66        $ 10.26       $   8.98
                                         ========       ========       ========        =======       ========

Total Return(1).....................       (12.56)%       (38.99)%         3.90%         14.25%        (19.46)%
Ratios/Supplemental Data
    Net Assets, End of
      Period (000 omitted)..........      $ 1,547        $ 2,098        $ 4,026        $ 4,636        $ 5,450
    Ratio of Expenses
      to Average Net  Assets........         2.50%(2)       2.50%(2)       2.50%(2)       2.51%(2),(3)   2.60%(2)
    Ratio of Net Investment
      Loss to Average Net  Assets...        (0.90)%        (0.66)%        (1.45)%        (0.79)%        (1.02)%
    Portfolio Turnover Rate(4)......           59%           100%           109%           154%            63%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) Had the Adviser not absorbed certain expenses, the ratio of expenses to average net assets for the years ended September 30, 2002, 2001, 2000, 1999 and 1998 would have been 3.72%, 3.48%, 2.86%, 2.98% and 3.01%, respectively.

(3) The ratio of expenses to average net assets after the reduction of expenses paid indirectly was 2.50% for the year ended September 30, 1999.

(4) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(5) Per share calculations were based on average shares outstanding for the period.



SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
FINANCIAL HIGHLIGHTS

================================================================================

The following represents financial highlights for a share of capital stock outstanding throughout each period.

CLASS C

                                                               YEAR ENDED SEPTEMBER 30,
                                         ---------------------------------------------------------------------
                                           2002           2001           2000            1999           1998
                                         --------       --------       --------        --------       --------
Net Asset Value,
    Beginning of Period.............     $   6.51       $  10.97       $  10.53        $   9.17       $  11.37
                                         --------       --------       --------        --------       --------
Income (Loss) From
   Investment Operations
    Net Investment Loss.............        (0.07)(5)      (0.06)(5)      (0.20)(5)      -                -
    Net Realized  and Unrealized
      Gains (Losses)................        (0.74)         (4.21)          0.64            1.36          (2.20)
                                         --------       --------       --------        --------       --------
      Total From Investment
         Operations.................        (0.81)         (4.27)          0.44            1.36          (2.20)
                                         --------       --------       --------        --------       --------
Dividends and Distributions
    Distributions from
       Realized Gains...............         -             (0.19)          -               -              -
                                         --------       --------       --------        --------       --------
      Total Dividends and
         Distributions..............         -             (0.19)          -               -              -
                                         --------       --------       --------        --------       --------
Net Asset Value, End  of Period.....     $   5.70       $   6.51       $  10.97        $  10.53       $   9.17
                                         ========       ========       ========        ========       ========

Total Return(1).....................       (12.44)%       (39.44)%         4.18%          14.83%        (19.35)%

Ratios/Supplemental Data
    Net Assets, End of
      Period (000 omitted)..........        $ 184          $ 197         $  464           $ 302          $ 256
    Ratio of Expenses
      to Average Net Assets.........         2.50%(2)       2.50%(2)       2.51%(2),(3)    2.52%(2),(3)   2.78%(2),(3)
    Ratio of Net Investment
       Loss to Average Net  Assets..        (0.90)%        (0.66)%        (1.45)%         (0.80)%        (1.19)%
     Portfolio Turnover Rate(4).....           59%           100%           109%            154%            63%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) Had the Adviser not absorbed certain expenses, the ratio of expenses to average net assets the years ended September 30, 2002, 2001, 2000, 1999 and 1998 would have been 3.72%, 3.48%, 2.86%, 2.99% and 3.19%, respectively.

(3) The ratio of expenses to average net assets after the reduction of expenses paid indirectly was 2.50%, 2.51% and 2.77% for the years ended September 30, 2000, 1999 and 1998, respectively.

(4) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(5) Per share calculations were based on average shares outstanding for the period.



SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
FINANCIAL HIGHLIGHTS

================================================================================

The following represents financial highlights for a share of capital stock outstanding throughout each period.

CLASS Y

                                                                                                MAY 5, 2000
                                                                                           (INCEPTION OF CLASS)
                                                              YEAR ENDED SEPTEMBER 30,            THROUGH
                                                          -------------------------------      SEPTEMBER 30,
                                                               2002              2001               2000
                                                             -------            -------            -------
Net Asset Value,
    Beginning of Period..........................            $  6.88            $ 11.22            $ 10.88
                                                             -------            -------            -------
Income (Loss) From
   Investment Operations
    Net Investment  Income ......................               0.03(5)            0.09(5)            0.02
    Net Realized and Unrealized Gains (Losses)..               (0.81)             (4.24)              0.32
                                                             -------            -------            -------
      Total From Investment
         Operations..............................              (0.78)             (4.15)              0.34
                                                             -------            -------            -------
Dividends and Distributions
    Distributions from Realized Gains............               -                 (0.19)              -
                                                             --------           -------            -------
      Total  Dividends and
         Distributions...........................               -                 (0.19)              -
                                                             --------           -------            -------

Net Asset Value, End of Period...................            $  6.10            $  6.88            $ 11.22
                                                             =======            =======            =======

Total Return(1)..................................             (11.34)%           (37.46)%             3.13%
Ratios/Supplemental Data
    Net Assets, End of
      Period ....................................            $   512            $   578            $   931
    Ratio of Expenses
      to Average Net  Assets.....................               1.39%(2)           1.39%(2)           1.39%*(2),(3)
    Ratio of Net Investment Income
      (Loss) to Average Net  Assets..............               0.21%              0.45%             (0.33)%*
     Portfolio Turnover Rate(4)..................                 59%               100%               109%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one year.

(2) Had the Adviser not absorbed certain expenses, the ratio of expenses to average net assets for the years ended September 30, 2002 and 2001 and the period ended September 30, 2000 would have been 2.61%, 2.37% and 1.74%, respectively.

(3) The ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.38% for the period ended September 30, 2000.

(4) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(5) Per share calculations were based on average shares outstanding for the period.

*    Annualized

SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
INDEPENDENT AUDITORS' REPORT

================================================================================

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
OF DAVIS INTERNATIONAL SERIES, INC.:

       We have audited the accompanying statement of assets and liabilities of Davis International Total Return Fund (a fund of Davis International Series, Inc.)("The Company"), including the schedule of investments, as of September 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

       We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers or by other appropriate procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis International Total Return Fund of the Davis International Series, Inc. as of September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.




/s/ KPMG LLP
---------------------------
Denver, Colorado
November 1, 2002

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

                                    DIRECTORS

For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85706. Each Director serves until their retirement, resignation, death or removal. Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-two (72), except that any person who was a Director on July 1, 1994, and at that date was seventy-three (73) years of age or less shall retire from the Board of Directors and cease being a Director at the close of business on the last day of the year in which the Director attains age seventy-four (74).

                                                                                NUMBER OF
                                                                                PORTFOLIOS
                                    TERM OF                                     IN FUND
                                    OFFICE AND                                  COMPLEX
                   POSITION(S)      LENGTH OF     PRINCIPAL OCCUPATION(S)       OVERSEEN BY    OTHER DIRECTORSHIPS
NAME AND AGE       HELD WITH FUND   TIME SERVED   DURING PAST FIVE YEARS        DIRECTOR       HELD BY DIRECTOR
------------------ ---------------- ------------- ----------------------------- -------------- -----------------------------
INDEPENDENT DIRECTORS

WESLEY E.          Director         Davis Funds   President of Bass &                12        none stated
BASS, JR.                           director      Associates (financial
(born 8/21/31)                      since 1990    consulting); formerly First
                                                  Deputy City Treasurer, City of
                                                  Chicago; and Executive Vice
                                                  President, Chicago Title and
                                                  Trust Company (bank and
                                                  trust).

MARC P. BLUM       Director         Davis Funds   Chief Executive Officer,           12        Director, Mid-Atlantic
(born 9/9/42)                       director      World Total Return Fund,                     Realty Trust (real estate
                                    since 1986    LLP; Of Counsel to Gordon,                   investment trust), Legg
                                                  Feinblatt, Rothman,                          Mason Trust (asset
                                                  Hoffberger and Hollander,                    management company) and
                                                  LLC (law firm).                              Rodney Trust Company
                                                                                               (Delaware); Trustee, College of
                                                                                               Notre Dame of Maryland,
                                                                                               McDonogh School and other
                                                                                               public charities, private
                                                                                               foundations and businesses not
                                                                                               affiliated with the Adviser and
                                                                                               that have no material relationship
                                                                                               with the Adviser or the Davis
                                                                                               Funds other than that some of
                                                                                               them are shareholders in one or
                                                                                               more of the Davis Funds.

JERRY D. GEIST     Director         Davis Funds   Chairman, Santa Fe Center          12        Director, CH2M Hill, Inc.
(born 5/23/34)                      director      Enterprises; Chairman,                       (engineering); Member,
                                    since 1986    Energy & Technology                          Investment Committee for
                                                  Company, Ltd.;                               Microgeneration Technology
                                                  Retired Chairman and                         Fund, UTECH Funds.
                                                  President, Public Service
                                                  Company of New Mexico.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================


                              DIRECTORS - CONTINUED

                                                                                NUMBER OF
                                                                                PORTFOLIOS
                                    TERM OF                                     IN FUND
                                    OFFICE AND                                  COMPLEX
                   POSITION(S)      LENGTH OF     PRINCIPAL OCCUPATION(S)       OVERSEEN BY    OTHER DIRECTORSHIPS
NAME AND AGE       HELD WITH FUND   TIME SERVED   DURING PAST FIVE YEARS        DIRECTOR       HELD BY DIRECTOR
------------------ ---------------- ------------- ----------------------------- -------------- -----------------------------
INDEPENDENT DIRECTORS-CONTINUED

D. JAMES GUZY      Director         Davis Funds   Chairman, PLX Technology,          12        Director, Intel Corp. (semi-
(born 3/7/36)                       director      Inc. (semi-conductor                         conductor manufacturer), Cirrus
                                    since 1982    manufacturer).                               Logic Corp. (semi-conductor
                                                                                               manufacturer), Alliance
                                                                                               Technology Fund (a mutual
                                                                                               fund), Micro Component
                                                                                               Technology, Inc. (micro-circuit
                                                                                               handling and testing equipment
                                                                                               manufacturer), Novellus
                                                                                               Systems, Inc. (semi-conductor
                                                                                               manufacturer) and LogicVision,
                                                                                               Inc. (semi-conductor software
                                                                                               company).


G. BERNARD         Director         Davis Funds   Managing General Partner,          12        none stated
HAMILTON                            director      Avanti Partners, L.P.
(born 3/18/37)                      since 1978    (investment partnership).

THEODORE B.        Director         Davis         Chairman, President and CEO        12        Trustee, Deputy Mayor and
SMITH, JR.                          International of John Hassall, Inc.                        Commissioner of Public
(born 12/23/32)                     Series, Inc.  (fastener manufacturing);                    Services for the
                                    director      Managing Director, John                      Incorporated Village of
                                    since 1994;   Hassall, Ltd.; Chairman,                     Mill Neck.
                                    Davis Funds   John Hassall Japan, Ltd.;
                                    director      Chairman of Cantrock
                                    since 2001    Realty; Chairman of
                                                  McCallum Die (tool and die).

CHRISTIAN R.       Director         Davis Funds   General Partner of Tuxedo          12        none stated
SONNE                               director      Park Associates (land
(born 5/6/36)                       since 1990    holding and development
                                                  firm); President and Chief
                                                  Executive Officer of
                                                  Mulford Securities
                                                  Corporation (private
                                                  investment fund) until
                                                  1990; formerly Vice
                                                  President of Goldman Sachs
                                                  & Co. (investment banking).

MARSHA WILLIAMS    Director         Davis Funds   Executive Vice President           16        Director of the Selected
(born 3/28/51)                      director      and Chief Financial Officer                  Funds (consisting of four
                                    since 1999    of Equity Office Properties                  portfolios); Director,
                                                  Trust (office building                       Modine Manufacturing, Inc.
                                                  owner); Former Chief                         (heat transfer technology);
                                                  Administrative Officer of                    Director, Chicago Bridge &
                                                  Crate & Barrel (home                         Iron Company, N.V.
                                                  furnishings retailer);                       (industrial construction
                                                  former Vice President and                    and engineering).
                                                  Treasurer, Amoco
                                                  Corporation (oil & gas
                                                  company).

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================


                              DIRECTORS - CONTINUED

                                                                                NUMBER OF
                                                                                PORTFOLIOS
                                    TERM OF                                     IN FUND
                                    OFFICE AND                                  COMPLEX
                   POSITION(S)      LENGTH OF     PRINCIPAL OCCUPATION(S)       OVERSEEN BY    OTHER DIRECTORSHIPS
NAME AND AGE       HELD WITH FUND   TIME SERVED   DURING PAST FIVE YEARS        DIRECTOR       HELD BY DIRECTOR
------------------ ---------------- ------------- ----------------------------- -------------- -----------------------------
INSIDE DIRECTORS*

JEREMY H. BIGGS    Director/        Davis Funds   Vice Chairman, Chief               12        Director of the Van
(born 8/16/35)     Chairman         director      Investment Officer,                          Eck/Chubb Funds (consisting
                                    since 1994    Chairman of U.S. Investment                  of six portfolios, mutual
                                                  Policy Committee and Member                  fund investment adviser).
                                                  of the International
                                                  Investment Committee, all
                                                  for Fiduciary Trust Company
                                                  International (money
                                                  management firm) Consultant
                                                  to Davis Selected Advisers,
                                                  L.P.

ANDREW A. DAVIS    Director         Davis Funds   President or Vice President        16        Director of the Selected
(born 6/25/63)                      director      of each Davis Fund and                       Funds (consisting of four
                                    since 1997    Selected Fund; President,                    portfolios).
                                                  Davis Selected Advisers,
                                                  L.P. and also serves as an
                                                  executive officer in
                                                  certain companies
                                                  affiliated with the Adviser.

CHRISTOPHER C.     Director         Davis Funds   Chief Executive Officer,           16        Director of the Selected
DAVIS                               director      President or Vice President                  Funds (consisting of four
(born 7/13/65)                      since 1997    of each Davis Fund and                       portfolios).
                                                  Selected Fund; Chairman and
                                                  Chief Executive Officer, Davis
                                                  Selected Advisers, L.P., and
                                                  also serves as an executive
                                                  officer in certain companies
                                                  affiliated with the Adviser,
                                                  including sole member of the
                                                  Adviser's general partner,
                                                  Davis Investments, LLC;
                                                  Employee of Shelby Cullom
                                                  Davis & Co. (registered
                                                  broker/dealer).

* Jeremy H. Biggs, Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly or both) of the Adviser and are considered to be "interested persons" of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

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






















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

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
2949 East Elvira Road, Tucson, Arizona 85706

================================================================================

                DIRECTORS                      OFFICERS
                Wesley E. Bass, Jr.            Jeremy H. Biggs
                Jeremy H. Biggs                    Chairman
                Marc P. Blum                   Christopher C. Davis
                Andrew A. Davis                    President
                Christopher C. Davis           Andrew A. Davis
                Jerry D. Geist                     Vice President
                D. James Guzy                  Kenneth C. Eich
                G. Bernard Hamilton                Executive Vice President &
                Theodore B. Smith, Jr.             Principal Executive Officer
                Christian R. Sonne             Sharra L. Reed
                Marsha Williams                    Vice President, Treasurer &
                                                   Principal Accounting Officer
                                               Thomas D. Tays
                                                   Vice President & Secretary

INVESTMENT ADVISER
Davis Selected Advisers, L.P. (doing business as "Davis Advisors") 2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
1-800-279-0279

DISTRIBUTOR
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

COUNSEL
D'Ancona & Pflaum LLC
111 E. Wacker Drive
Suite 2800
Chicago, Illinois 60601-4205

AUDITORS
KPMG LLP
707 Seventeenth Street
Suite 2700
Denver, Colorado 80202

================================================================================
FOR MORE INFORMATION ABOUT DAVIS INTERNATIONAL SERIES, INC., DAVIS INTERNATIONAL TOTAL RETURN FUND, INCLUDING MANAGEMENT FEE, CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT. THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING 1-800-279-0279.
================================================================================

DAVIS ADVISORS
2949 EAST ELVIRA ROAD
SUITE 101
TUCSON, AZ 85706
1-800-279-0279
www.davisfunds.com

















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